UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 7, 2022

ALTITUDE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

New York	000-55639	13-3778988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4500 SE Pine Valley Street, Port Saint Lucie, FL 34952

(Address of Principal Executive Offices)

(772) 323-0625

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Definitive Material Agreement.

On March 7, 2022, Altitude International Holdings, Inc. (“Altitude” or the “Company”) and the Company’s wholly owned subsidiary CMA Soccer, LLC (“CMAS”) entered into a Consulting, Management and License Agreement (the “Agreement”) with Soccer Partners America, a Colorado not for profit corporation (“RUSH Soccer”).

RUSH Soccer is a national competitive youth soccer club that administers boys’ and girls’ teams internationally (the “RUSH Programs”) with proprietary training methodology, documentation and materials (the “RUSH Materials”), proprietary technologies and platforms (the “RUSH Technologies”), and a database of individuals (the “RUSH Database”).

Pursuant to the terms of the Agreement, CMAS agreed to administer, deliver and develop the RUSH Programs for an initial term of ten years, with further automatic renewals for two five-year terms. RUSH Soccer has granted CMAS an exclusive license to use the RUSH Soccer name, their logo, the RUSH Materials and the RUSH Technologies in connection with the operation, marketing and exploitation of full time, school semester, school year and short time weekly, junior, adult, professional and family, boarding and non-boarding soccer programs.

CMAS agreed to pay RUSH Soccer a fee of $20,000 per year annually during the term of the Agreement.

CMAS and the Company agreed to engage Timothy Schulz (“Schulz”), RUSH Soccer’s president and CEO, and other key personnel from RUSH Soccer to perform work for CMAS.

Additionally, the Company, CMAS and RUSH Soccer agreed to establish a RUSH-branded men’s professional soccer team (the “Pro Team”) that shall be a wholly owned subsidiary of CMAS and shall be managed by Schulz. The Company, CMAS and RUSH Soccer agree to work together to raise $3,000,000, $2,700,000 of which shall be used for the establishment and operation of the Pro Team and $300,000 of which will be used for the administration of the RUSH Programs. If the amount for the Pro Team is not raised within the first three years of the Agreement, RUSH Soccer may terminate the Agreement within 60 days following the fourth year anniversary of the Agreement.

Item 9.01 Financial Statements and Exhibits.

10.1	Consulting, Management and License Agreement by and among Altitude International Holdings, Inc, CMA Soccer, LLC and Soccer Partners America, dated March 7, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTITUDE INTERNATIONAL HOLDINGS, INC.

Date: March 9, 2022	By:	/s/ Gregory Breunich
Gregory Breunich
Chief Executive Officer, Acting Chief Financial Officer and Chairman

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